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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 12, 2000


                         Arch Communications Group, Inc.
                         -------------------------------
              (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

         0-23232                                         31-1358569
         -------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


             1800 West Park Drive, Suite 250, Westborough, MA 01581
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 870-6700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS

   On April 12, 2000, Arch Communications Group, Inc., a Delaware corporation ("Arch") and The Bank of New York, as Rights Agent, executed Amendment No. 6 to the Rights Agreement, dated as of October 13, 1995 between Arch and The Bank of New York. A copy of this Amendment No. 6 is attached to this Report as Exhibit
4.1 and is incorporated herein by reference.

Item 7.  EXHIBITS

4.1 Amendment No. 6 to Rights Agreement, dated as of October 13, 1995, by and among Arch and The Bank of New York.


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   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARCH COMMUNICATIONS GROUP, INC.



                                   By:      /s/ J. Roy Pottle
                                            ------------------------------------
                                            J. Roy Pottle
                                            Executive Vice President
                                            and Chief Financial Officer